Exhibit 21
FIFTH THIRD BANCORP SUBSIDIARIES
As of February 15, 2025

Name	Jurisdiction of Incorporation
Fifth Third Financial Corporation	Ohio
Fifth Third Bank, National Association	United States
53 AMRC Solar Trust	Delaware
53 ANEE Solar Trust	Delaware
53 APA Solar Trust	Delaware
53 BR Solar Trust	Delaware
53 GEC Solar Trust	Delaware
53 GSE Solar Trust	Delaware
53 GSE Solar Trust 2	Delaware
53 HS Solar Trust	Delaware
53 HS Solar Trust 2	Delaware
53 KE Solar Trust	Delaware
53 KS Solar Trust	Delaware
53 NR Solar Trust	Delaware
53 RCE Solar Trust	Delaware
53 SP Solar Trust	Delaware
53 SS Solar Trust	Delaware
53 TGE Solar Trust	Delaware
Dividend Finance, LLC	Delaware
Dividend Solar, LLC	Delaware
DS Global Holdings LLC	Delaware
Dividend Solar Depositor 2017-1 LLC	Delaware
Dividend Solar Loans 2017-1 LLC	Delaware
Dividend Solar Depositor 2018-1 LLC	Delaware
Dividend Solar Loans 2018-1 LLC	Delaware
Dividend Solar Depositor 2018-2 LLC	Delaware
Dividend Solar Loans 2018-2 LLC	Delaware
Dividend Solar Depositor 2019-1 LLC	Delaware
Dividend Solar Loans 2019-1 LLC	Delaware
Figtree Company, LLC	California
Figtree PACE Bond Holdings LLC	Delaware
Fifth Third Auto Leasing Trust	Delaware
Fifth Third Commercial Funding, Inc.	Nevada
Fifth Third Community Development Company, LLC	Delaware
5/3 14th & Main Investment Fund LLC	Ohio
5/3 AVW Investment Fund LLC	Ohio
5/3 BS IV Investment Fund LLC	Ohio
5/3 CityLink Investment Fund LLC	Ohio
5/3 Keyer Row Investment Fund LLC	Ohio
5/3 mHub Investment Fund LLC	Ohio
5/3 Meyer Lofts Investment Fund LLC	Ohio
5/3 Millersburg Investment Fund LLC	Ohio
5/3 Paramount Launch I Investment Fund LLC	Ohio
5/3 Warsaw Creative Investment Fund LLC	Ohio
5/3 Warsaw Creative II Investment Fund LLC	Ohio
5/3 Willkommen Investment Fund LLC	Ohio

5/3 Willkommen Investment Fund 2 LLC	Ohio
5/3 YWCA Van Antwerp Shelter Investment Fund LLC	Ohio
BBIF Investor Fund LLC	Ohio
Boss Cox Investment Fund LLC	Ohio
Canal Place Investment Fund LLC	Ohio
Carver Loan Pool Investment Fund LLC	Ohio
Fifth Third New Markets Development Company II LLC	Ohio
Fifth Third SUB-CDE 1 LLC	Ohio
Fifth Third SUB-CDE 2 LLC	Ohio
Fifth Third SUB-CDE 3 LLC	Ohio
Fifth Third SUB-CDE 4 LLC	Ohio
Fifth Third SUB-CDE 5 LLC	Ohio
Fifth Third SUB-CDE 6 LLC	Ohio
Fifth Third SUB-CDE 7 LLC	Ohio
Fifth Third SUB-CDE 8 LLC	Ohio
Fifth Third SUB-CDE 9 LLC	Ohio
Fifth Third SUB-CDE 10 LLC	Ohio
Gads Hill Investment Fund LLC	Illinois
HostDime Investment Fund LLC	Ohio
HostDime Investment Fund 2, LLC	Ohio
Life Connection Investment Fund LLC	Delaware
PSII Investor LLC	Ohio
Score Loan Pool 5, LLC	Ohio
Score Small Business Loan Pool, LLC	Illinois
Score Small Business Loan Pool 2, LLC	Illinois
Score Small Business Loan Pool 3, LLC	Illinois
Score Small Business Loan Pool 4, LLC	Delaware
Fifth Third Holdings, LLC	Delaware
Fifth Third Holdings Funding, LLC	Delaware
Fifth Third Auto Trust 2023-1	Delaware
Fifth Third Insurance Agency, Inc.	Ohio
Fifth Third International Company	Kentucky
Fifth Third Securities, Inc.	Ohio
Fifth Third Wealth Advisor LLC	Ohio
FTB SR Solar Trust	Delaware
GNB Management, LLC	Delaware
GNB Realty, LLC	Delaware
MB1200 Corporation	Illinois
Acquisition Properties II, LLC	Illinois
MB876, LLC	Illinois
Scherston Real Estate Investments, LLC	Illinois
MB Financial International, Inc.	United States
Fifth Third Business Capital Canada, Inc.	Canada
PCR MB, LLC	Illinois
Summit MFR Leasing, LLC	Delaware
Summit MFR Leasing II, LLC	Delaware
Walnut & Vine Holdings, LLC	Delaware
Fifth Third Acquisition Holdings, LLC	Delaware
Big Data Healthcare LLC	Delaware
Franklin Street Advisors, Inc.	North Carolina
Franklin Street Trust Company	North Carolina
Walnut & Vine Properties II, LLC	Delaware
Fifth Third Capital Holdings, LLC	Delaware

Fifth Third Community Development Corporation	Indiana
Community Loan Fund New Market II, LLC	Ohio
Community Loan Fund New Market III, LLC	Ohio
Fifth Third Investment Company	Ohio
Fifth Third Global Services, Inc.	Ohio
Fifth Third Mauritius Holdings Limited	Mauritius
First Charter Capital Trust I	Delaware
First Charter Capital Trust II	Delaware
Vista Settlement Services, LLC	Delaware